Exhibit 10.17

Addendum № 1
to the investment agreement № 4
for the construction of residential apartment building.

Moscow, Russian Federation	01 February 2010

Limited Liability Company «SOMO», further called «Developer», represented by the CEO Plavnik Roman Genrikhovich, based on Power of Attorney № 3 from November 11, 2009, from one site, and Limited Liability Company «ICECOM», further called «Investor», represented by the CEO Vokhotsev Sergey Konstantinovich, acting based on Articles of Incorporation, from another site, together called «Parties», signed the existing agreement about the following:

Section 4.1 of the existing agreement revised as follows:

4.1 Completion date of the construction of the Object is set for 4th quarter of 2011. If necessary this date can be extended by mutual agreement of both Parties.

1.	SIGNATURES OF THE PARTIES:

Developer:	Investor:
«SOMO» LLC.	«ICECOM» LLC.
_________________/Plavnik R.G./	________________/Vokhontsev S.K./
(signature)	(signature)

Corporate seal	Corporate seal